                                                                      Exhibit 24

                                POWER OF ATTORNEY
                        EDUCATION MANAGEMENT CORPORATION
                1996 STOCK INCENTIVE PLAN REGISTRATION STATEMENT


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of Education Management Corporation (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Robert T. McDowell, Frederick W. Steinberg and Kathleen Clover, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (or other appropriate form) under the Securities Act of 1933, as amended, of 2,500,000 shares of the Corporation's Common Stock, par value $.01 per share, to be issued in connection with the Corporation's 1996 Stock Incentive Plan, as amended, and to execute in such person's name, place and stead any and all amendments to said Registration Statement. Such persons hereby ratify and confirm all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         Witness the due execution hereof by the following persons in the capacities indicated as of this February 17, 2000.

         Signature                         Capacity                            Date
         ---------                         --------                            ----
/s/ ROBERT B. KNUTSON               Chairman of the Board               February 17, 2000
-----------------------------       and Chief Executive Officer;
Robert B. Knutson                   Director

/s/ ROBERT T. MCDOWELL              Executive Vice President            February 17, 2000
-----------------------------       and Chief Financial
Robert T. McDowell                  Officer

/s/ ROBERT P. GIOELLA               President and Chief                 February 17, 2000
-----------------------------       Operating Officer; Director
Robert P. Gioella

/s/ JOHN R. MCKERNAN, JR.           Vice Chairman; Director             February 17, 2000
-----------------------------
John R. McKernan, Jr.

/s/ ROBERT H. ATWELL                Director                            February 17, 2000
-----------------------------
Robert H. Atwell

/s/ JAMES J. BURKE, JR.             Director                            February 17, 2000
-----------------------------
James J. Burke, Jr.

/s/ WILLIAM M. CAMPBELL, III        Director                            February 17, 2000
-----------------------------
William M. Campbell, III

/s/ ALBERT GREENSTONE               Director                            February 17, 2000
-----------------------------
Albert Greenstone

/s/ MIRYAM L. KNUTSON               Director                            February 17, 2000
-----------------------------
Miryam L. Knutson

/s/ JAMES S. PASMAN, JR.            Director                            February 17, 2000
-----------------------------
James S. Pasman, Jr.

/s/ DANIEL M. FITZPATRICK           Vice President and                  February 17, 2000
-----------------------------       Controller
Daniel M. Fitzpatrick